First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary **
Collection Period Ended November 1, 2001

Available Amount to Note Holders:                                                            2,996,775.74

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                571,468.43
             (b) Servicer Fees from current and prior Collection Period                         11,911.19
             (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)         Current and unpaid Back-up Servicing Fees                                             476.45
(v)          Premium Amount due on Payment Date and unpaid Premium Amounts                       2,784.28
             Adjustment to prior month premium amount                                                  --
(vi)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           291.67
(vii)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(viii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                   --
             Adjustment to prior month Class A-1 Note Interest                                         --
             Class A-2 Note Interest                                                                   --
             Class A-3 Note Interest                                                                   --
             Class A-4 Note Interest                                                           126,286.80
(ix)         Class B-1 Note Interest                                                             3,100.76
(x)          Letter of Credit Bank Fee and unpaid amounts                                          255.22
(xi)         Class B-2 Note Interest                                                             2,993.07
(xii)        Class A-1 throught A-4 Principal Distribution Amount:
             Class A-1 Principal Distribution Amount                                                   --
             Class A-2 Principal Distribution Amount                                                   --
             Class A-3 Principal Distribution Amount                                                   --
             Class A-4 Principal Distribution Amount                                         2,025,221.86
(xiii)       Note Insuer Reimbursement Amount                                                          --
(xiv)        Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      68,418.27
(xv)         Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      84,832.24
(xvi)        Letter of Credit Reimbursement Amount                                                     --
(xvii)       Class B-3 Note Interest                                                             6,518.25
(xviii)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      84,832.25
(xix)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xx)         Letter of Credit Additional Reimbursement Amount                                          --
(xxi)        Other Amounts Due Servicer under Servicing Agreement                                      --
(xxii)       Remaining Amount to Residual Holder                                                       --
             Additional Principal Distribution Amount to Noteholders
             Class A-1 additional Principal Distribution Amount                                        --
             Class A-2 additional Principal Distribution Amount                                        --
             Class A-3 additional Principal Distribution Amount                                        --
             Class A-4 additional Principal Distribution Amount                                  6,932.85
             Class B-1 additional Principal Distribution Amount                                    150.71
             Class B-2 additional Principal Distribution Amount                                    150.71
             Class B-3 additional Principal Distribution Amount                                    150.71

            Reviewed By:

            -------------------------------------------------------------------
            Joel Cappon
            Controller, American Express Business Finance

"* The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended November 1, 2001

                    Initial        Beginning         Base        Additional        Total          Ending        Ending
                   Principal       Principal       Principal      Principal      Principal      Principal     Certificate
  Class             Balance         Balance      Distribution   Distribution   Distribution      Balance        Factor
-------------   --------------   -------------   ------------   ------------   ------------   -------------   -----------
Class A-1        32,998,000.00              --             --           --               --              --    0.0000000
Class A-2        85,479,000.00              --             --           --               --              --    0.0000000
Class A-3        51,527,000.00              --             --           --               --              --    0.0000000
Class A-4        38,238,000.00   23,865,222.48   2,025,221.86     6,932.85     2,032,154.71   21,833,067.77    0.5709783
                --------------   -------------   ------------     --------     ------------   -------------    ---------
Total Class A   208,242,000.00   23,865,222.48   2,025,221.86     6,932.85     2,032,154.71   21,833,067.77    0.1048447

Class B-1         4,527,000.00      540,437.15      68,418.27       150.71        68,568.99      471,868.17    0.1042342
Class B-2         4,527,000.00      556,851.12      84,832.24       150.71        84,982.96      471,868.17    0.1042342
Class B-3         4,527,000.00      556,851.13      84,832.25       150.71        84,982.96      471,868.17    0.1042342
                --------------   -------------   ------------     --------     ------------   -------------
Total           221,823,000.00   25,519,361.89   2,263,304.63     7,384.99     2,270,689.62   23,248,672.27

                                                          ADCPB at end of Collection Period   26,385,525.48
                                                                                              -------------
                                            Excess of ending ADCPB over ending note balance   3,136,853.21
                                                                                      Floor   4,527,025.86
                                                                                              -------------
                                                                                 Difference   (1,390,172.65)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended November 1, 2001

Available Funds
     Collection Account balance, as of October 31, 2001                                   1,595,345.05
     Transfer payments due Collection Account from other Bankers Trust Accounts             (19,876.16)
     Investment earnings on amounts in Collection Account                                     2,527.67
     Payments due Collection Account from last 3 business days of Collection Period         324,720.39
     Additional contribution for terminated trade-ups and rebooked leases                           --
     Servicer Advance on current Determination Date                                       1,094,058.79
                                                                                          ------------
     Available Funds on Payment Date                                                      2,996,775.74

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                --
                                                                                          ------------
Remaining Available Funds                                                                 2,996,775.74

Indemnity Payments paid inadvertantly deposited in Collection Account                               --
                                                                                          ------------
Remaining Available Funds                                                                 2,996,775.74

Unreimbursed Servicer Advances
     Unreimbursed Servicer Advances due                                                     571,468.43
     Unreimbursed Servicer Advances paid                                                    571,468.43
                                                                                          ------------
     Unreimbursed Servicer Advances remaining unpaid                                                --
                                                                                          ------------
Remaining Available Funds                                                                 2,425,307.31

Servicer Fees
     Servicer Fees due                                                                       11,911.19
     Servicer Fees paid                                                                      11,911.19
                                                                                          ------------
     Servicer Fees remaining unpaid                                                                 --
                                                                                          ------------
Remaining Available Funds                                                                 2,413,396.12

Servicer Charges inadvertantly deposited in Collection Account                                      --
                                                                                          ------------
Remaining Available Funds                                                                 2,413,396.12

Back-up Servicer Fees
     Back-up Servicer Fees due                                                                  476.45
     Back-up Servicer Fees paid                                                                 476.45
                                                                                          ------------
     Back-up Servicer Fees remaining unpaid                                                         --
                                                                                          ------------
Remaining Available Funds                                                                 2,412,919.67

Premium Amount
     Premium Amount due                                                                       2,784.28
     Premium Amount paid                                                                      2,784.28
                                                                                          ------------
     Premium Amount remaining unpaid                                                                --
                                                                                          ------------
Remaining Available Funds                                                                 2,410,135.40

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
     Indenture Trustee Fee due                                                                  291.67
     Indenture Trustee Fee paid                                                                 291.67
                                                                                          ------------
     Indenture Trustee Fee remaining unpaid                                                         --
                                                                                          ------------
Remaining Available Funds                                                                 2,409,843.73

Reimbursable Trustee Expenses per 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                          ------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                          ------------
     Indenture Trustee Expenses unpaid                                                              --
Remaining Available Funds                                                                 2,409,843.73

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended November 1, 2001

     Class A-1 Note Interest                                                                         --
     Class A-2 Note Interest                                                                         --
     Class A-3 Note Interest                                                                         --
     Class A-4 Note Interest                                                                 126,286.80
                                                                                          -------------
     Total Class A Interest due                                                              126,286.80
                                                                                          -------------
Remaining Available Funds                                                                  2,283,556.93

Class B-1 Note Interest
     Class B-1 Note Interest due                                                               3,100.76
     Class B-1 Note Interest paid                                                              3,100.76
                                                                                          -------------
     Class B-1 Note Interest remaining unpaid                                                        --
                                                                                          -------------
Remaining Available Funds                                                                  2,280,456.17

Letter of Credit Bank Fee and unpaid amounts
     Letter of Credit Bank Fee due                                                               255.22
     Letter of Credit Bank Fee paid                                                              255.22
                                                                                          -------------
     Letter of Credit Bank Fee remainig unpaid                                                       --
                                                                                          -------------
Remaining Available Funds                                                                  2,280,200.94

Class B-2 Note Interest
     Class B-2 Note Interest due                                                               2,993.07
     Class B-2 Note Interest paid                                                              2,993.07
                                                                                          -------------
     Class B-2 Note Interest remaining unpaid                                                        --
                                                                                          -------------
Remaining Available Funds                                                                  2,277,207.87

Class A Base Principal Distribution
     Class A Base Principal Distribution Amount due                                        2,025,221.86
     Class A Note Principal Balance as of preceding Payment Date                          23,865,222.48
                                                                                          -------------
     Class A Base Principal Distribution Amount paid                                       2,025,221.86
                                                                                          -------------
     Class A Base Principal Distribution Amount remaining unpaid                                     --

     Class A-1 Note Principal Balance as of preceding Payment Date                                   --
     Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                          -------------
     Class A1 Note Principal Balance after distribution on Payment Date                              --
                                                                                          -------------

     Remaining Class A Base Principal Distribution Amount                                  2,025,221.86
                                                                                          -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                   --
     Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                          -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                  2,025,221.86
                                                                                          -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                   --
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                          -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A Base Principal Distribution Amount                                  2,025,221.86
                                                                                          -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                        23,865,222.48
     Class A-4 Base Principal Distribution Amount paid                                     2,025,221.86
                                                                                          -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                  21,840,000.62

Remaining Available Funds                                                                    251,986.00

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended November 1, 2001

Note Insurer Reimbursement Amount
     Note Insuer Reimbursement Amount due                                                         --
     Note Insuer Reimbursement Amount paid                                                        --
                                                                                          ----------
     Note Insuer Reimbursement Amount remaining unpaid                                            --
Remaining Available Funds                                                                 251,986.00

Class B-1 Base Principal Distribution
     Class B-1 Note Principal Balance as of preceding Payment Date                        540,437.15
     Class B-1 Base Principal Distribution due                                             68,418.27
     Class B-1 Base Principal Distribution paid                                            68,418.27
                                                                                          ----------
     Class B-1 Base Principal Distribution remaining unpaid                                       --
     Class B-1 Note Principal Balance after distribution on Payment Date                  472,018.88
Remaining Available Funds                                                                 183,567.73

Class B-2 Base Principal Distribution
     Class B-2 Note Principal Balance as of preceding Payment Date                        556,851.12
     Class B-2 Base Principal Distribution due                                             84,832.24
     Class B-2 Base Principal Distribution paid                                            84,832.24
                                                                                          ----------
     Class B-2 Base Principal Distribution remaining unpaid                                       --
     Class B-2 Note Principal Balance after distribution on Payment Date                  472,018.88
Remaining Available Funds                                                                  98,735.49

Letter of Credit Reimbursement Amount
     Letter of Credit Reimbursement Amount due                                                    --
     Letter of Credit Reimbursement Amount paid                                                   --
                                                                                          ----------
     Letter of Credit Reimbursement Amount remaining unpaid                                       --
Remaining Available Funds                                                                  98,735.49

Class B-3 Note Interest
     Class B-3 Note Interest due                                                            6,518.25
     Class B-3 Note Interest paid                                                           6,518.25
                                                                                          ----------
     Class B-3 Note Interest remaining unpaid                                                     --
                                                                                          ----------
Remaining Available Funds                                                                  92,217.24

Class B-3 Base Principal Distribution
     Class B-3 Note Principal Balance as of preceding Payment Date                        556,851.13
     Class B-3 Base Principal Distribution due                                             84,832.25
     Class B-3 Base Principal Distribution paid                                            84,832.25
                                                                                          ----------
     Class B-3 Base Principal Distribution remaining unpaid                                       --
     Class B-3 Note Principal Balance after distribution on Payment Date                  472,018.88
Remaining Available Funds                                                                   7,384.99

Additional Payment to Noteholders due to Restricting Event
     Principal Amount paid to A noteholders, otherwise paid to B-1                                --
     Principal Amount paid to A noteholders, otherwise paid to B-2                                --
     Principal Amount paid to A noteholders, otherwise paid to B-3                                --
                                                                                          ----------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B                      --
Remaining Available Funds                                                                   7,384.99

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                              --
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                              --

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                              --
                                                                                          ----------
Remaining Available Funds                                                                   7,384.99

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                  --

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended November 1, 2001

     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                          -------------
     Remaining Indenture Trustee Expenses unpaid                                                     --
Remaining Available Funds                                                                      7,384.99

Additional Letter of Credit Reimbursement Amount
     Additional Letter of Credit Reimbursement Amount due                                            --
     Additional Letter of Credit Reimbursement Amount paid                                           --
                                                                                          -------------
     Additional Letter of Credit Reimbursement Amount remaining unpaid                               --
Remaining Available Funds                                                                      7,384.99

Other Amounts Due Servicer under Servicing Agreement
     Other Amounts Due Servicer under Servicing Agreement due                                        --
     Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                          -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --
Remaining Available Funds                                                                      7,384.99

Difference between excess of ADCPB over Ending Note Balances and Floor                     1,397,557.64

Amount Payable to Residual Holder                                                                    --
Remaining Available Funds to Note Holders                                                      7,384.99

Class A Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                 7,384.99
     Adjusted Principal Distribution Sharing Ratio                                               93.878%
                                                                                          -------------
     Additional Principal Distribution to Class A                                              6,932.85

     Class A Note Principal Balance after payment above                                   21,840,000.62
                                                                                          -------------
     Class A additional Principal Distribution Amount paid                                     6,932.85
                                                                                          -------------
     Excess cash after payment of additional Class A Principal Distribution                          --

     Class A-1 Note Principal Balance after payment above                                            --
     Class A-1 additional Principal Distribution Amount paid                                         --
                                                                                          -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                             --
                                                                                          -------------

     Remaining Class A additional Principal Distribution Amount                                6,932.85
                                                                                          -------------

     Class A-2 Note Principal Balance after payment above                                            --
     Class A-2 additional Principal Distribution Amount paid                                         --
                                                                                          -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A additional Principal Distribution Amount                                6,932.85
                                                                                          -------------

     Class A-3 Note Principal Balance after payment above                                            --
     Class A-3 additional Principal Distribution Amount paid                                         --
                                                                                          -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                             --

     Remaining Class A additional Principal Distribution Amount                                6,932.85
                                                                                          -------------

     Class A-4 Note Principal Balance after payment above                                 21,840,000.62
     Class A-4 additional Principal Distribution Amount paid                                   6,932.85
                                                                                          -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                  21,833,067.77

Class B-1 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                                 7,384.99
     Adjusted Principal Distribution Sharing Ratio                                                2.041%
                                                                                          -------------
     Additional Principal Distribution to Class B-1                                              150.71

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended November 1, 2001

     Class B-1 Note Principal Balance after payment above                                 472,018.88
     Class B-1 additional Principal Distribution paid                                         150.71
                                                                                          ----------
     Class B-1 Note Principal Balance after distribution on Payment Date                  471,868.17

Class B-2 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                              7,384.99
     Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                          ----------
     Additional Principal Distribution to Class B-2                                           150.71

     Class B-2 Note Principal Balance after payment above                                 472,018.88
     Class B-2 additional Principal Distribution paid                                         150.71
                                                                                          ----------
     Class B-2 Note Principal Balance after distribution on Payment Date                  471,868.17

Class B-3 Additional Principal Distribution
     Remaining Available Funds to Note Holders                                              7,384.99
     Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                          ----------
     Additional Principal Distribution to Class B-3                                           150.71

     Class B-3 Note Principal Balance after payment above                                 472,018.88
     Class B-3 additional Principal Distribution paid                                         150.71
                                                                                          ----------
     Class B-3 Note Principal Balance after distribution on Payment Date                  471,868.17

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended December 1, 2001

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                  28,586,853.59
      ADCPB, end of Collection Period                                        26,385,525.48
                                                                             -------------
      Base Principal Amount                                                   2,201,328.11

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period         1,151,604.45
      Servicing A                                                               580,136.02
                                                                             -------------
      Unreimbursed Servicing Advances as of current Determination Date          571,468.43

Calculation of Interest Due
              Beginning                   Current                 Total
              Principal     Interest     Interest     Overdue    Interest
Class          Balance        Rate         Due       Interest      Due
---------   -------------   --------    ----------   --------   ----------
Class A-1              --     5.7325%           --         --           --
Class A-2              --     6.3500%           --         --           --
Class A-3              --     6.3500%           --         --           --
Class A-4   23,865,222.48     6.3500%   126,286.80         --   126,286.80
Class B-1      540,437.15     6.8850%     3,100.76         --     3,100.76
Class B-2      556,851.12     6.4500%     2,993.07         --     2,993.07
Class B-3      556,851.13     7.0000%     3,248.30   3,269.95     6,518.25
            -------------               ----------   --------   ----------
            25,519,361.89     6.3777%   135,628.93   3,269.95   138,898.89

Calculation of Principal Due
               Base            Base                       Total
             Principal       Principal     Overdue      Principal
Class       Amount Pct.       Amount      Principal        Due
---------   -----------    ------------   ----------   ------------
Class A            92.0%   2,025,221.86           --   2,025,221.86
Class B-1           2.0%      44,026.56    24,391.71      68,418.27
Class B-2           2.0%      44,026.56    40,805.68      84,832.24
Class B-3           2.0%      44,026.56    40,805.69      84,832.25
                           ------------   ----------   ------------
                           2,157,301.55   106,003.08   2,263,304.63

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                28,586,853.59
      Servicer Fee Rate                                             0.500%
      One-twelfth                                                    1/12
                                                                    -----
      Servicer Fee due current period                           11,911.19
      Prior Servicer Fee arrearage                                     --
                                                            -------------
      Servicer Fee due                                          11,911.19

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                28,586,853.59
      Back-up Servicer Fee Rate                                    0.020%
      One-twelfth                                                    1/12
                                                                    -----
      Back-up Servicer Fee due Current Period                      476.45
      less overpayment from prior period                               --
      Prior Back-up Servicer Fee Arrearage                             --
                                                            -------------
      Back-up Servicer Fee due                                     476.45

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended November 1, 2001

Calculation of Premium Amount
   Class A Principal Amount as of the immediately preceding Collection Period           23,865,222.48
   Premium Rate                                                                                 0.140%
   One-twelfth                                                                                   1/12
                                                                                       --------------
   Premium Amount due Current Period                                                         2,784.28
   Prior Premium Amount arrearage                                                                  --
                                                                                       --------------
   Total Premium Amount due                                                                  2,784.28

Indenture Trustee Fee (per Payment Date)
   Indenture Trustee Fee (per Payment Date)                                                    291.67
   Prior Indenture Trustee Fee arrearage                                                           --
                                                                                       --------------
   Total Indenture Trustee Fee due                                                             291.67

Calculation of Letter of Credit Bank Fee
   Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)         556,851.12
   Letter of Credit Bank Fee Rate                                                                0.55%
   One-twelfth                                                                                   1/12
                                                                                       --------------
   Letter of Credit Bank Fee due Current Period                                                255.22
   Letter of Credit Bank Fee arrearage                                                             --
                                                                                       --------------
   Total Letter of Credit Bank Fee arrearage due                                               255.22

Letter of Credit Reimbursement Amount
   Letter of Credit Reimbursement Amount due current period                                        --
   Prior Letter of Credit Reimbursement Amount arrearage                                           --
                                                                                       --------------
   Total Letter of Credit Reimbursement Amount due                                                 --

Indenture Trustee Expenses
   Indenture Trustee Expenses due                                                                  --
   Prior Indenture Trustee Expenses arrearage                                                      --
                                                                                       --------------
   Total Indenture Trustee Expenses due                                                            --

Additional Letter of Credit Reimbursement Amount
   Additional Letter of Credit Reimbursement Amount due current period                             --
   Prior Additonal Letter of Credit Reimbursement Amount arrearage                     --------------
   Total Additional Letter of Credit Reimbursement Amount due                                      --

Other Amounts Due Servicer under Servicing Agreement
   Other Amounts Due Servicer under Servicing Agreement - current period                           --
   Prior Other Amounts Due Servicer under Servicing Agreement - arrearage              --------------

   Total Other Amounts Due Servicer under Servicing Agreement                                      --

Floor Calculation
   Initial ADCPB                                                                       226,351,292.85
   Floor percent                                                                                 2.00%
                                                                                       --------------
   Floor                                                                                 4,527,025.86
   ADCPB as of end of immediately preceding Collection Period                           26,385,525.48

   Aggregate Note Balances prior to any payment on current Payment Date                 25,519,361.89
   Payments on payment date prior to application of Floor Amount, if any
   Class A                                                                               2,025,221.86

                                                                         EX1_1]9

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended November 1, 2001

   Class B-1                                                                               68,418.27
   Class B-2                                                                               84,832.24
   Class B-3                                                                               84,832.25
                                                                                       -------------
   Total Base Principal Amount distributions on current payment date                    2,263,304.63
                                                                                       -------------
   Aggregate Note Balance after payment of Base Principal Amount                       23,256,057.26
                                                                                       -------------
   Excess of ADCPB over Ending Note Balances                                            3,129,468.22

   Difference between excess and floor                                                  1,397,557.64

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended November 1, 2001

Restricting Event Determination:
                                                                                                                  Yes/No
                                                                                                                  ------
A) Event of Servicer Termination (Yes/No)                                                                           No
B) Note Insuer has Made a Payment (Yes/No)                                                                          No
C) Gross Charge Off Event has Occurred (Yes/No)                                                                     No
D) Delinquency Trigger Event has Occurred (Yes/No)                                                                  No

Events of Default: Section 8.01 of Indenture
                                                                                                                  Yes/No
                                                                                                                  ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest requried to be made under the terms of such Notes or the Indenture
when due; and,                                                                                                      No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
may be.                                                                                                             No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

 Section                                                 Event                                                    Yes/No
----------  ---------------------------------------------------------------------------------------------------   ------
6.01(i)     Failue to make payment requried                                                                         No
6.01(ii)    Failue to submit Monthly Statement                                                                      No
6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                     No
6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                           No
6.01(v)     Servicer files a volunatry petition for bankruptcy                                                      No
6.01(vi)    Order of judgement in excess of $500,000                                                                No
6.01(vii)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days     No
6.01(viii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
6.01(ix)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended November 1, 2001

Gross Charge Event Calculation:
                                                                                                    Result
                                                                                                    ------
Gross Charge Off Ratio Current Period                                                               -1.81%
Gross Charge Off Ratio Prior Period                                                                  4.21%
Gross Charge Off Ratio Second Prior Period                                                           1.75%
                                                                                                     ----
Average of Gross Charge Off Ratio for Three Periods                                                  1.38%
Maximum Allowed                                                                                      2.50%

Gross Charge Off Ratio:
-----------------------
                            ADCPB of                                                Gross Charge Off Ratio
                         All Defaulted      Less                                         Charge Offs/
                           Contracts     Recoveries   Charge Offs       ADCPB                ADCPB
                         -------------   ----------   -----------   -------------   ----------------------
Current Period                    0.00    39,869.14    -39,869.14   26,385,525.48                   -1.81%
Prior Period                111,597.38    11,281.71    100,315.67   28,586,853.59                    4.21%
Second Prior Period          67,458.45    22,888.31     44,570.14   30,627,137.70                    1.75%

Delinquency Event Calculation:
------------------------------
                                                                                                   Results
                                                                                                   -------
Delinquency Trigger Ratio Current Period                                                             3.94%
Delinquency Trigger Ratio Prior Period                                                               4.85%
Delinquency Trigger Ratio Second Prior Period                                                        4.03%
                                                                                                     -----
Average of Delinquency Trigger Ratios                                                                4.28%
Maximum Allowed                                                                                      7.50%

Delinquency Trigger Ratio:
--------------------------
                              A                   B                  A/B
                              -                   -                  ---
                           ADCPB of           ADCPB of
                      Contract > 30 Days    All Contracts    Delinquency Trigger
                           Past Due        As of Month-End         Ratio:
                      ------------------   ---------------   -------------------
Current Period              1,040,058.13     26,389,109.25                 3.94%
Prior Period                1,387,681.93     28,591,603.70                 4.85%
Second Prior Period         1,234,816.60     30,627,137.70                 4.03%

                                 ADCPB     Delinquency Ratio
                              ----------   -----------------
Current                       25,349,051              96.06%
31-60 Days Past Due              343,684               1.30%
61-90 Days Past Due              290,849               1.10%
91+ Days Past Due                405,525               1.54%
                              ----------             -------
TOTAL                         26,389,109             100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                               226,351,292.85
     Maximum Substitution (10% of Initial)                                                   22,635,129.29

     Prior month Cumulative ADCPB Substituted                                                 3,256,561.68
     Current month ADCPB Substituted                                                            137,566.19
                                                                                            --------------
     Cumulative ADCPB Substituted                                                             3,394,127.87

                                                                        EX1_1]12